Exhibit 10.2
                                                                    ------------

                        Baldwin Technology Company, Inc.
                                2 Trap Falls Road
                                    Suite 402
                             Shelton, CT 06484-0941
                                Tel: 203-402-1000
                                Fax: 203-402-5500

                                  July 30, 2005


Mr. Gerald A. Nathe
11448 Bronzedale Drive
Oakton, VA 22124

Dear Mr. Nathe:

     Pursuant to Paragraph 18 of our agreement dated March 19, 2001, as amended by our subsequent agreements dated February 26, 2002, August 13, 2002 and July 11, 2003 (the "Agreement"), which sets forth the terms of your employment with Baldwin Technology Company, Inc. (the "Company"), the Agreement is hereby further amended, effective July 1, 2005, as follows:

     1. Each of Paragraph 1, Paragraph 9D(i), and Paragraph 9D(v) of the Agreement are amended by deleting "Chairman of the Board, President and Chief Executive Officer", and inserting in its place "Chairman of the Board and Chief Executive Officer".
     2. Paragraph 2(D) of the Agreement is amended by deleting "one hundred one thousand seven hundred eighteen and 60/100 dollars ($101,718.60)" and inserting in its place "one hundred fifteen thousand dollars ($115,000.00)."


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     3.   Paragraph 2(D) of the Agreement is amended by deleting "eight thousand four hundred seventy-six and 55/100 dollars ($8,476.55)" and inserting in its place "nine thousand five hundred eighty-three and 33/100 dollars ($9,583.33)."
     4. Paragraph 9(E)(i) of the Agreement is amended by deleting "August 5, 2003" and inserting in its place "November 15, 2007".
     5. Paragraph 9(G) of the Agreement is amended by deleting "August 5, 2005" and inserting in its place "November 15, 2007".
     6. Paragraph 19 of the Agreement is amended by changing the address to which notices to the Company shall be given to the following:

            Baldwin Technology Company, Inc.
            2 Trap Falls Road
            Suite 402
            Shelton, CT  06484
            Facsimile: 203 402 5500

     7. As an inducement to amend and extent the Agreement, the Company shall pay to you a signing bonus of seventy-five thousand dollars ($75,000.00) within fourteen (14) days of your signing this letter agreement.

     As so amended by this letter agreement, the Agreement shall remain in full force and effect.

                                   Very truly yours,
                                   BALDWIN TECHNOLOGY COMPANY, INC.

                                   By: /s/ Judith A. Mulholland
                                     -------------------------------------------
                                         Judith A. Mulholland
                                         Chair, Audit Committee

AGREED TO AND ACCEPTED ON AUGUST 17, 2005:

/s/ Gerald A. Nathe
-------------------------
Gerald A. Nathe


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